UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 4, 2009 (March 4, 2009)

AMERICAN DG ENERGY INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-52294	04-3569304
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue, Waltham
Machachussetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 4, 2009, the registrant announced its financial results for the fiscal quarter and year ended December 31, 2008. On March 4, 2009, the registrant issued a press release to investors for the quarter and year ended December 31, 2008, which is furnished as Exhibit 99.1 to this current Report on Form 8-K and incorporated herein by reference.

The information contained in this current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The registrant hereby furnishes the following exhibit:

Exhibit 99.1 — Press release, dated March 4, 2009, for the quarter and year ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 4, 2009	AMERICAN DG ENERGY INC.

By: /s/ Anthony S. Loumidis

Anthony S. Loumidis, Chief Financial Officer